UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification No.)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

On June 16, 2021, Canoo Technologies Inc. (“Canoo”), a wholly owned subsidiary of Canoo Inc. (the “Company”), and VDL Nedcar B.V. (“VDL Nedcar” and, together with Canoo, the “Parties”) entered into a binding term sheet for vehicle contract manufacturing (the “Term Sheet”). Pursuant to the Term Sheet, the Parties have agreed, among other things, that (a) VDL Nedcar will provide manufacturing services for at least the first run of Canoo’s Lifestyle Vehicle (the “Vehicles”); (b) VDL Nedcar will render its services in its existing facility in Born, Netherlands, with such additions or modifications as agreed by the Parties; and (c) under conditions to be agreed in a definitive agreement, VDL Nedcar will be responsible for the start of series production and volume ramp up for the Vehicles with the milestone dates and volumes agreed by the Parties. VDL Nedcar’s remuneration for its services will consist of non-recurring, one-time costs consisting of planning and start-up costs as well as project-specific investments to be paid up front by Canoo, and recurring costs consisting of a manufacturing fee, including a fixed cost, a variable cost per Vehicle, an agreed profit per Vehicle and depreciation of structural investments per Vehicle.

Pursuant to the Term Sheet, the Parties have agreed to enter into a subsequent framework agreement (“FA”) and one or more contract manufacturing agreement(s) (“CMAs”) that will be consistent with the terms set forth in the Term Sheet and other mutually agreeable terms and conditions as soon as practicable following the execution of the Term Sheet. However, if a CMA is not executed by November 30, 2021, or such other date as agreed to by the Parties, the Term Sheet will expire without liability. Upon the execution of the subsequent FA and CMAs, the Term Sheet will cease to be effective.

The foregoing description of terms of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On June 16, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the close of business on April 23, 2021, the record date of the Annual Meeting, the Company had 237,501,489 shares of common stock outstanding. The holders of 167,731,299 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve as Class I directors for a term expiring in 2024 or until their successors shall have been elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Debra von Storch	141,702,040	1,433,315	24,595,944
Foster Chiang	140,395,938	2,739,417	24,595,944
Greg Ethridge	142,364,735	770,620	24,595,944

Proposal No. 2: Proposal to ratify of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified.

Votes For	Votes Against	Abstentions
166,522,027	812,236	397,036

Item 7.01        Regulation FD Disclosure.

On June 17, 2021, the Company issued a press release announcing the entry into the Term Sheet and a separate press release announcing that the Company had selected the State of Oklahoma as the location for its U.S. owned manufacturing facility. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth in specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K regarding the subject matter of the Term Sheet and of Exhibits 99.1 and 99.2, as well as regarding prospects, plans and objectives of management are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” and similar words and expressions, are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and on currently available information. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Except as required by applicable law, the Company does not intend to, and expressly disclaims any obligation to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Binding Term Sheet for Vehicle Contract Manufacturing, dated June 16, 2021, by and between Canoo Technologies Inc. and VDL Nedcar B.V.
99.1	Press Release relating to contract manufacturing, dated June 17, 2021
99.2	Press Release relating to selection of Oklahoma for owned manufacturing plant, dated June 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021

CANOO INC.

By:	/s/ Hector Ruiz
Name:	Hector Ruiz
Title:	General Counsel and Corporate Secretary